Prospectus Supplement                                     87179  9/02
dated September 30, 2002 to:

PUTNAM DIVERSIFIED INCOME TRUST (THE "FUND")
Prospectuses dated January 30, 2002

In the section entitled "Fund summary" under the heading "Performance Information", the following information is revised:

The last row of the "Average Annual Total Returns" table is replaced by the following row:

JP Morgan Global High Yield Index        -5.48%        3.04%        N/A

In the paragraph following the "Average Annual Total Returns" table, the last sentence is revised as follows:

The fund's performance is also compared to the JP Morgan Global High Yield Index (formerly Chase Global High Yield Index), an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.